UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 1, 2015

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

231 N. Martingale Rd., Schaumburg, IL	60173
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 781-3600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 6, 2015, Career Education Corporation (the “Company”) issued a press release describing the Company’s financial results for the quarter ended March 31, 2015. A copy of the press release is being furnished as Exhibit 99.1, and the information contained therein is incorporated herein by reference. Following the issuance of the press release, the Company will host a conference call and webcast on which its financial results for the quarter ended March 31, 2015 will be discussed. The presentation materials that will be used for the call and webcast have been posted on the Company’s website and are attached as Exhibit 99.2.

The information contained in Item 2.02 of this Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and the information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 2.05.	Costs Associated With Exit or Disposal Activities.

The Company has made the strategic decision to focus its resources and attention on its universities – Colorado Technical University (CTU) and American InterContinental University (AIU) – where the Company has significant opportunity to continue to provide quality higher education to the adult student market. In connection with that decision, on May 1, 2015, the Board of Directors of the Company approved the teach out of the Company’s remaining 15 Sanford-Brown campuses and the pursuit of divestiture options for the Company’s three additional Career College campuses: Briarcliffe College, Brooks Institute and Missouri College. If a sale of the three additional Career College campuses is not successful, they will be taught out. As part of the process to wind down the Career Colleges reporting segment, the Company also announced that it will align its corporate overhead to support a more streamlined and focused operating entity. The Career Colleges segment contributed $172.8 million of revenue and approximately $73.8 million of operating losses for the year ended December 31, 2014. The campuses will remain open to offer current students the reasonable opportunity to complete their course of study. The majority of these campuses are expected to cease operations by 2017 with the remainder expected to cease operations in 2018. We expect to record approximately $40 to $50 million of restructuring charges related to these teach-out and divestiture initiatives. These costs primarily relate to severance charges (approximately $20 - $25 million) and costs associated with exiting lease obligations (approximately $20 - $25 million). These estimated charges are based on several assumptions, including timing of campus teach-outs, sales of campuses and implementation of support services realignment, and are subject to change. These charges will result in future cash expenditures through 2018 for the severance related charges and through 2023 for lease obligations as certain campuses have lease terms ranging beyond their anticipated teach-out completion date. The severance and related charges will primarily be recorded during the second quarter of 2015 and the lease charges will be recorded at the time each facility is vacated.

The Company issued a press release regarding these matters on May 6, 2015, a copy of which is attached as Exhibit 99.3.

Cautionary Statement Regarding Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements, including statements about the expected timing and effects of the restructuring activities. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, uncertainties regarding the timing and future costs associated with the Company’s restructuring activities and the factors described in the Company’s reports filed with the Securities and Exchange Commission from time to time. Except to the extent required by law, the Company disclaims any obligations to update any forward-looking statements.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the business and organizational realignment of the Company described in Item 2.05, effective May 6, 2015, Lysa Clemens’ officer title has been changed from Senior Vice President, Chief Career Schools Officer to Senior Vice President, Transitional Operations and Chief Transformation Officer, overseeing the teaching out of the Career College campuses and right-sizing of centralized support operations. No salary or other compensation changes were made in connection with Ms. Clemens’ change in title and responsibilities. However, on May 1, 2015, the Compensation Committee of the Board of Directors of the Company approved a letter agreement to be entered into with Ms. Clemens which provides for a waiver of non-compete restrictions in the event that the Company terminates her employment, other than for cause, prior to October 31, 2016. Non-solicitation restrictions and confidentiality obligations are not impacted by this waiver. The letter agreement also confirms (i) the extension to December 31, 2015 for certain relocation benefits provided by the Company to Ms. Clemens in connection with her June 2013 offer of employment, in a total amount not to exceed $120,000 less amounts previously reimbursed and not to include any tax assistance, and (ii) that Ms. Clemens will be not be required to reimburse the Company for these relocation costs if the Company terminates her employment, other than for misconduct.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits

99.1	Press release of the Company dated May 6, 2015 reporting the Company’s financial results for the quarter ended March 31, 2015

99.2	Presentation materials used by the Company in connection with its May 6, 2015 earnings conference call and webcast

99.3	Press release of the Company dated May 6, 2015 regarding the Company’s strategic focus on its University Group

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

By:	/s/ David Rawden
David Rawden
Interim Chief Financial Officer

Date: May 6, 2015

Exhibit Index

Exhibit Number	Description of Exhibits

99.1	Press release of the Company dated May 6, 2015 reporting the Company’s financial results for the quarter ended March 31, 2015

99.2	Presentation materials used by the Company in connection with its May 6, 2015 earnings conference call and webcast

99.3	Press release of the Company dated May 6, 2015 regarding the Company’s strategic focus on its University Group

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